FIRST AMENDMENT TO THE

                      1992 SPLIT-DOLLAR INSURANCE AGREEMENT

                                 BY AND BETWEEN

                         MICROAGE, INC. AND ALAN P. HALD

     This First Amendment to the Split-Dollar Insurance Agreement by and between MicroAge, Inc., a Delaware corporation, and Alan P. Hald dated December 24, 1992 (the "1992 SPLIT-DOLLAR AGREEMENT") is made as of this 18th day of June, 1999.

                                R E C I T A L S:

     A. WHEREAS, Alan P. Hald (the "INSURED") acquired insurance on his life in accordance with the terms and provisions of the 1992 Split-Dollar Agreement; and

     B. WHEREAS, MicroAge, Inc. (the "CORPORATION") has paid all premiums due on the Policy through November 12, 1999 in accordance with the terms and provisions of the 1992 Split-Dollar Agreement; and

     C. WHEREAS, the Corporation and the Insured have entered into an Agreement and General Release (the "SEPARATION AGREEMENT") regarding the Insured's separation from his employment with the Corporation effective as of November 1, 1999; and

     D. WHEREAS, the Separation Agreement requires the amendment of the 1992 Split-Dollar Agreement;

     NOW, THEREFORE, the parties, in consideration of the mutual promises contained herein, hereby agree as follows:

                                  AMENDMENTS:

     1. Section 1 of the 1992 Split-Dollar Agreement is hereby amended and restated in its entirety as follows:

                                   SECTION 1

                          ISSUANCE, OWNERSHIP, PREMIUMS

     The Insurer shall issue the Policy to the Executive, who shall own the Policy, subject to the Company's rights recited hereinafter.

     The Company shall pay all required premiums of at least $58,000 until the earlier of (i) the Executive's death, (ii) the Executive's attainment of alternative employment, or (iii) November 1, 2001 (the "TERMINATION DATE"). Notwithstanding the foregoing, if the Insured attains alternative employment prior to his death and prior to November 1, 2001, the Termination Date will not occur until the earlier of the Insured's death or November 1, 2001; provided, however, that the Insured notifies the Corporation in writing that the split-dollar benefits offered by the alternative employer for similarly situated executives are less favorable than those available under the Split Dollar Agreement and the Corporation, in the exercise of good faith business judgment, concurs, and, provided further, that the Insured waives any right to receive any split-dollar benefits from the alternative employer during the time MicroAge is providing such benefits. The Executive agrees to report taxable income attributable to the Policy as required under applicable rulings of the Internal Revenue Service.

     The total death benefit under the Policy shall be of whatever amount is selected by the Company, so long as the proceeds of the Policy are at least adequate to pay Executive's designated beneficiary the $1,000,000 death benefit. The Policy shall be dividend-bearing, and the dividends shall be used to purchase additional amounts of paid-up life insurance on the Executive's life. Neither an insured amount in excess of the $1,000,000 nor the additional amounts provided by application of dividends shall expand the Company's obligation to provide the stated death benefit of $1,000,000.

     Photostatic  copies  of  the  Policy,   including  the  policy  application
therefor, shall be attached as exhibits to this Agreement.

     During the term of this Agreement, the Company will not exercise nor withhold its consent to the exercise by Policy Owner of any rights, privileges or options conferred by the terms of the Policy on the Insured other than the right to borrow (which shall require the prior written consent of the Company as set forth herein). With the prior written consent of the Executive, the Company may borrow against the aggregate cash value in the Policy.

     2. Section 4 of the 1992 Split-Dollar Agreement is hereby amended and restated in its entirety as follows: SECTION 4

                                   TERMINATION

     Upon the earlier of the Executive's attainment of alternative employment or November 1, 2001, the Policy Cash Value shall be paid to the Company, and the Policy shall become solely the property of the Executive. Any cash value in excess of the Policy Cash Value shall be the property of the Executive.

     3. Section 5 of the 1992 Split-Dollar Agreement is hereby amended and restated in its entirety as follows:

                                    SECTION 5

                              COLLATERAL ASSIGNMENT

     Notwithstanding that the Executive is the owner of the Policy, the Company has certain rights thereto as provided herein. The Executive has a right to (i) $1,000,000 in death proceeds if he dies prior to the earlier of his attainment of alternative employment or November 1, 2001 and (ii) any cash value in excess of the Policy Cash Value. Upon the Executive's death, so much of the Policy proceeds as exceeds $1,000,000 shall be paid by the Insurer to the Company. Upon the earlier of the Executive's attainment of alternative employment or November 1, 2001, the Policy Cash Value shall be paid by the Insurer to the Company. These rights of the Company as amended by the First Amendment to this Agreement, shall be written into an amended collateral assignment of the Policy, which shall be executed by the Executive, delivered to the Company and made part of this Agreement.

     4. Paragraph (1) of Section 6 of the 1992 Split-Dollar Agreement is hereby amended and restated in its entirety as follows:

     (1) This Agreement shall terminate upon the earlier of the Executive's attainment of alternative employment or November 1, 2001.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

                                    MICROAGE, a Delaware Corporation

                                    /s/ JAMES R. DANIEL
                                    --------------------------------------------
                                    James R. Daniel
                                    Executive Vice President and Chief Financial
                                    Officer

                                    /s/ ALAN P. HALD
                                    --------------------------------------------
                                    Alan P. Hald

                          AMENDED COLLATERAL ASSIGNMENT

                   Under Policy Number 12331341 (the "Policy")
            Issued by The Northwestern Mutual Life Insurance Company
                     Policy Owner and Insured: Alan P. Hald

     In compliance with the First Amendment to the 1992 Split-Dollar Insurance Agreement By and Between MicroAge, Inc. and Alan P. Hald dated as of June 18, 1999, Alan P. Hald (the "Policy Owner") hereby agrees to assign the following interests in the Policy to MicroAge, Inc. (the "Company"):

     (1) If Policy Owner dies prior to the earlier of his attainment of alternative employment or November 1, 2001, The Northwestern Mutual Life Insurance Company ("NML") shall pay any Policy death benefit in excess of $1,000,000 to the Company.

     (2) Upon the earlier of Policy Owner's attainment of alternative employment or November 1, 2001, NML shall pay the Policy Cash Value (i.e., the lesser of the total cash value of the Policy or the aggregate amount of premiums paid by the Company) to the Company.

     (3) The Policy Owner shall be the owner of the Policy, subject to the interests assigned to the Company herein. The Policy Owner alone may exercise all of the rights and privileges specified in the Policy, except neither Policy Owner nor Company may borrow against the aggregate cash value in the Policy without the written consent of both parties.

DATED: June 18, 1999

                                    /s/ ALAN P. HALD
                                    --------------------------------------------
                                    Alan P. Hald

                                    MICROAGE, INC., a Delaware Corporation

                                    /s/ JAMES R. DANIEL
                                    --------------------------------------------
                                    James R. Daniel
                                    Executive Vice President and Chief
                                    Financial Officer